FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2006
SL Industries, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	1-4987	21-0682685

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Fellowship Road, Suite A114, Mount Laurel, New Jersey	08054

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (856) 727-1500
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm
Ault Incorporated Audited Financial Statements
UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS OF AULT INCORPORATED
Unaudited Pro Forma Combined Financial Statements

Item 2.01. Completion of Acquisition or Disposition of Assets.
     As previously reported on Form 8-K dated January 26, 2006, SL Industries, Inc. (the “Company”) through a wholly owned subsidiary, completed a tender offer for Ault Incorporated (“Ault”). The Company acquired approximately 86.9% of the outstanding common stock of Ault at $2.90 per share. The Company had previously purchased in the open market approximately 4.8% of the outstanding common stock of Ault for $567,000. On January 26, 2006, the Company’s wholly-owned subsidiary was merged with and into Ault. As a result, Ault became a wholly-owned subsidiary of the Company, and the shares not tendered were converted into the right to receive $2.90 per share in cash, without interest. The total purchase price for the common stock of Ault was approximately $13,986,000, which includes the shares already owned by the Company. The Company also paid approximately $2,079,000, including interest, to acquire all of the outstanding shares of Ault’s preferred stock. The source of funds for the acquisition was a combination of the Company’s available cash, as well as borrowings from its Revolving Credit Facility. A Form 8-KA was filed on April 10, 2006 to amend the Company’s initial report on Form 8-K filed with the Securities and Exchange Commission dated January 26, 2006 to provide the required Audited Financial Statements of Ault and to provide the required unaudited combined pro forma financials to reflect the acquisition of Ault. This current report on Form 8-K/A is being filed as an amendment to the filing made by the Company on April 10, 2006 to include the unaudited interim financial statements of Ault Incorporated for the six month period ended November 27, 2005 that were excluded from the April 10, 2006 filing.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

Audited Consolidated Financial Statements of Ault Incorporated as of and for the year ended May 29, 2005.

Unaudited Consolidated Financial Statements of Ault Incorporated for the six month period ended November 27, 2005.

(b)	Pro Forma Financial Information

SL Industries, Inc. Pro Forma Combined Financial Statements (Unaudited).

(c)	Exhibits

The following exhibits are filed with this report
Description
23.1	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm.

99.1	Audited Consolidated Financial Statements of Ault Incorporated for the year ended May 29, 2005.

99.2	Unaudited Consolidated Financial Statements of Ault Incorporated for the six month period ended November 27, 2005

99.3	Unaudited Pro Forma Combined Financial Statements

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SL Industries, Inc. (Registrant)
Date: October 29, 2007
	By:	/s/ David R. Nuzzo
		Name:	David R. Nuzzo
		Title:	Vice President and Chief Financial Officer